SUMMARY PROSPECTUS	MAY 1, 2014

(As Amended and Restated June 4, 2014)

PARNASSUS ASIA FUNDSM

PAFSX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at www.parnassus.com. You can also get this information at no cost by calling (800) 999-3505 or by sending an e-mail request to shareholder@parnassus.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2014, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

The summary prospectus is being supplemented with information about changes related to the portfolio managers of the Parnassus Asia Fund, which will be effective as of July 1, 2014. Specifically, effective as of July 1, 2014, Billy J. Hwan will act as a Portfolio Manager of the Parnassus Asia Fund, with Jerome L. Dodson continuing to act as the lead Portfolio Manager for the Parnassus Asia Fund. This amended and restated summary prospectus does not modify or replace the disclosures in the original summary prospectus in any other way.

Parnassus Asia Fund

Investment Objective

The Parnassus Asia Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Asia Fund.

Parnassus Asia Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10
Distribution (12b-1) Fees	None
Other Expenses	3.98
Service Fees	0.01
All remaining other expenses	3.97
Total Annual Fund Operating Expenses	5.08
Expense Reimbursement	3.83
Total Annual Fund Operating Expenses After Expense Reimbursement	1.25	[1]

[1]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.25% of net assets for the Parnassus Asia Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Asia Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Asia Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$1,181	$2,232	$4,854

Portfolio Turnover

The Parnassus Asia Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from the Fund’s inception on April 30, 2013 through December 31, 2013, the Fund’s portfolio turnover rate was 3.0% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Parnassus Asia Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of Asian companies. Asian companies are companies domiciled or headquartered in Asia, companies that have a substantial amount of business in Asia, or companies whose primary trading markets for their securities are located in Asia. Sometimes these companies are traded in the U.S. on a national securities exchange, or through American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”). The Fund invests in common stocks and other equity securities, including ADRs and ADSs. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region. The Parnassus Asia Fund is a “multi-cap” fund in that it can invest in companies of any size, from larger, well-established companies to smaller companies with market capitalizations below $1 billion. The Fund invests principally in stocks of Asian companies that the Fund’s investment adviser (Adviser) believes are financially sound and have good prospects for the future. The companies in which the Fund invests must, in the opinion of the Adviser, be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. To determine a company’s prospects, the

Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s competitive position and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Principal Risks

All investments involve risk, and investing in the Parnassus Asia Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in Asia and other parts of the world. The Fund’s holdings can vary significantly from broad stock market indices.

■

Foreign Securities Risk. The Fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

■

Emerging Markets Risk. Many Asian countries are considered to be emerging markets. There may be less publicly available information about companies in emerging markets, and the stock exchanges and brokerage industries of emerging markets do not have the same level of government oversight as do those in the U.S. The securities markets of such countries are substantially smaller, less liquid and more volatile than securities markets in the U.S.

■

Geographic Concentration Risk. The Fund’s investments are concentrated in a specific geographical region and thus, may be more adversely affected by events in that region than investments of a fund that does not have such a regional focus. For example, economic, political and social instability and foreign investment and exchange controls may disproportionately and adversely impact Asia.

■

Foreign Currency Risk. When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar.

■

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

■

Small- and Mid-Capitalization Company Risk. This is a “multi-cap” fund. In addition to large-capitalization companies, the Fund may invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions, since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

■

Turnover Risk. The Fund may incur high portfolio turnover. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns), which the Fund must pay, and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal tax laws.

■

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

Performance Information

The Parnassus Asia Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once it has annual returns for a full calendar year. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Asia Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Jerome L. Dodson is the lead Portfolio Manager of the Parnassus Asia Fund and has been a portfolio manager of the Fund since its inception on April 30, 2013. He is the President of Parnassus Investments and is also President and a Trustee of the Parnassus Funds. Mr. Dodson has been with Parnassus Investments since founding the firm in 1984.

Billy J. Hwan is a Portfolio Manager of the Parnassus Asia Fund and has served in this capacity since July 1, 2014. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2012. Mr. Hwan was a Research Associate at Dodge & Cox from 2005 to 2009, prior to graduating in 2012 with a master of business administration from the University of California, Berkeley.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For more information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 23 of the prospectus.

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,000, with a minimum of $500 for certain custodial accounts and IRAs. The minimum investment in an automatic investment plan is $50. The minimum subsequent investment is $50.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund shares online through our website at www.parnassus.com, by mail (Parnassus Funds, 1 Market Street, Suite 1600, San Francisco, CA 94105), or by telephone at 800-999-3505. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

For additional information, please see “Investing with Parnassus Funds” on page 30 of the prospectus.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case such distribution may be taxable at a later date.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PARNASSUS FUNDS ®

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

Printed on recycled paper with soy-based ink.